CALVERT TAX-FREE RESERVES
Long-Term Portfolio
Vermont Municipal Portfolio

CALVERT MUNICIPAL FUND, INC.
Calvert National Municipal Intermediate Fund
Calvert California Limited-Term Municipal Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information
May 1, 2005

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the applicable Portfolio's or Fund's Prospectus, dated May 1, 2005 (collectively, the Portfolios and Funds are referred to as "Portfolios" or "Funds" and each as a "Portfolio" or "Fund"). Each Portfolio's audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI. Each prospectus and most recent shareholder report may be obtained free of charge by writing the Portfolio at the above address, calling the Portfolio, or visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Investment Policies and Risks	2
Investment Restrictions	9
Purchase and Redemption of Shares	10
Dividends, Distributions, and Taxes	10
Net Asset Value	11
Calculation of Yield and Total Return	12
Trustees/Directors and Officers	14
Investment Advisor	21
Portfolio Manager Disclosure	22
Administrative Services Agent	28
Transfer and Shareholder Servicing Agents	28
Independent Registered Public Accountants and Custodians	28
Method of Distribution	28
Portfolio Transactions	31
Portfolio Holdings Disclosure	32
Personal Securities Transactions	33
Proxy Voting Disclosure	33
Process for Delivering Shareholder Communications to the Board of Trustees/Directors	33
General Information	33
Control Persons and Principal Holders of Securities	34
Fund Service Providers	35
Appendix A -- Proxy Voting Guidelines
Appendix B -- Credit Rating Descriptions
Appendix C -- Letter of Intent

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.

Variable Rate Obligations and Demand Notes

The Portfolios may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the invested Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio's investments and of their shares.

The Portfolios may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.

The Board of Trustees/Directors has approved investments in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through a commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes may be deemed the period remaining until such time as the Portfolio can recover the principal through demand, or the period remaining until the next interest adjustment date.

Municipal Leases

The Portfolios may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolios may purchase unrated leases. There are additional risks inherent in investing in this type of municipal security. Unlike municipal notes and bonds, where a municipality is obligated by law to make interest and principal payments when due, funding for lease payments needs to be appropriated each fiscal year in the budget. It is possible that a municipality will not appropriate funds for lease payments. The Advisor considers risk of cancellation in its investment analysis. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security.

Obligations with Puts Attached

The Portfolios may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities.

Temporary Investments

From time to time for liquidity purposes or pending the investment of the proceeds of the sale of Portfolio shares, the Portfolios may invest in and derive up to 20% of their income from taxable obligations of the U.S. Government, its agencies, and instrumentalities. Interest earned from such taxable investments will be taxable to investors as ordinary income unless the investors are otherwise exempt from taxation.

The Portfolios intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolio may also hold cash which is not earning income.

Repurchase Agreements

The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolio buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Portfolio will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolios invest the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Portfolios will maintain in a segregated account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolios will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Portfolios' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the respective Board of Trustees/Directors. In addition, a Portfolio bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

When-Issued Purchases

New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolios will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued basis and the securities held in a Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary.

When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax. When issued securities do not earn income until they have in fact been issued.

When the Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's), known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix B for a description of the ratings. The Portfolios consider a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in a Portfolio's investment policy is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. A Portfolio can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Portfolios may, in pursuit of their respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities and employ a variety of other investment techniques such as interest rate futures contracts, and options on such futures, as described more fully below.

The Portfolios may engage in such transactions only to hedge the existing positions in the Portfolio. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

The Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. The Portfolios may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges. The Portfolios will purchase such options only to hedge against changes in the value of securities a Portfolio holds and not for the purposes of speculation or leverage. By buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

A Portfolio may purchase call options on securities which it may intend to purchase or as an interest rate hedge. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase or in the level of market interest rates. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Portfolios may write only covered options on securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Portfolio to forego future appreciation of the securities covered by the option.

When a Portfolio writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

A Portfolio may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolio. The Portfolio's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Portfolios can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent a Portfolio from closing an options position, which could impair the Portfolio's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Transactions in Futures Contracts

The Portfolios may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. A Portfolio may sell such futures contracts in anticipation of a decline in the cost of municipal bonds it holds or may purchase such futures contracts in anticipation of an increase in the value of municipal bonds the Portfolio intends to acquire. The Portfolios also are authorized to purchase and sell other financial futures contracts which in the opinion of the Investment Advisor provide an appropriate hedge for some or all of a Portfolio's securities.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because a Portfolio will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolio or decreases in the price of securities the Portfolio intends to acquire.

It is possible that trading in municipal bond index futures contracts will result in less liquidity than trading in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The liquidity of a secondary market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. A Portfolio will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Advisor to correctly forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by a Portfolio within a given time frame. To the extent these prices remain stable during the period in which a futures or option contract is held by the Portfolio, or move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of the Portfolio's securities. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

Description of Financial Futures Contracts

Futures Contracts. A futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement, at a specified future time for a specified price. Although the terms of a contract call for actual delivery or acceptance of securities, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery or acceptance taking place. The Portfolios intend to close out their futures contracts prior to the delivery date of such contracts.

The Portfolios may sell futures contracts in anticipation of a decline in the value of its investments in municipal bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.

The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Portfolio's futures commission merchant and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

The sale of financial futures contracts provides an alternative means of hedging a Portfolio against declines in the value of its investments in municipal bonds. As such values decline, the value of the Portfolio's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's fixed income investments which are being hedged. While the Portfolio will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolio to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturing of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolio. Employing futures as a hedge may also permit the Portfolio to assume a hedging posture without reducing the yield on its investments, beyond any amounts required to engage in futures trading.

The Portfolios may engage in the purchase and sale of futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

The Portfolios may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract therefore generally fluctuates with movements in interest rates.

The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the Chicago Board of Trade, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.

A Portfolio may also purchase financial futures contracts when it is not fully invested in municipal bonds in anticipation of an increase in the cost of securities the Portfolio intends to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolio will be subject to certain restrictions, described below.

Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (that is, purchase the futures contract), in the case of a "call" option, or a short position (sell the futures contract), in the case of a "put" option, for a fixed price up to a stated expiration date. The option is purchased for a non-refundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party to the option an opposite position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer," of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.

The Portfolios may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, the Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the costs of securities to be acquired, the Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolio generally will sell options on futures contracts only to close out an existing position.

A Portfolio will not engage in transactions in such instruments unless and until the Investment Advisor determines that market conditions and the circumstances of the Portfolio warrant such trading. To the extent the Portfolio engages in the purchase and sale of futures contracts or options thereon, it will do so only at a level which is reflective of the Investment Advisor's view of the hedging needs of the Portfolio, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolio.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in a Portfolio being deemed to be a "commodity pool," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that all futures and option positions entered into by the Portfolio qualify as bona fide hedge transactions, as defined under CFTC regulations, or, in the case of long positions, that the value of such positions not exceed an amount of segregated funds determined by reference to certain cash and securities positions maintained by the Portfolio and accrued profits on such positions. In addition, the Portfolio may not purchase or sell any such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of its net assets.

When the Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring the use of such futures is unleveraged.

Risk Factors in Transactions in Futures Contracts. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by a Portfolio. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolio. As a result, the Portfolio's ability effectively to hedge all or a portion of the value of its municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts trade, correlate with price movements of the municipal bonds held by the Portfolio.

For example, where prices of securities in a Portfolio do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolio's investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix, or structure of the Portfolio's investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and municipal bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Advisor determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of municipal bonds held by the Portfolio may be greater.

The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as margin requirements, liquidity, and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.

Prior to exercise or expiration, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Portfolio will enter into a futures or option position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close out a position once it has been established. Under such circumstances, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situation, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

When the Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, the Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid secondary market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

"Trading Limits" or "Position Limits" may also be imposed on the maximum number of contracts which any person may hold at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Advisor does not believe that trading limits will have any adverse impact on the strategies for hedging the Portfolios' investments.

Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging and the potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio. Reference to the "1940 Act" means the Investment Company Act of 1940, as amended. No Portfolio may:

(1) Make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.

(2) Concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby or domestic bank money market instruments).

(3) Issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage, or hypothecate its assets.

(4) Underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of municipal obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) Invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(6) Make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures, or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan. For purposes of this investment restriction, the Portfolios consider a "loan" to be a "loan of money."

(7) Long-Term Portfolio:

Under normal market conditions, at least 80% of the income from the Fund will be exempt from federal income tax.

(8) Vermont Municipal Portfolio:

Under normal market conditions, at least 80% of the income from the Fund will be exempt from federal and Vermont state income tax. This may include some securities of issuers located outside of Vermont.

(9) California Limited-Term Municipal Fund:

Under normal market conditions, at least 80% of the income from the Fund will be exempt from federal and California state income tax. This may include some securities of issuers located outside of California. Securities that generate income subject to alternative minimum tax may be included in the 80%.

(10) National Municipal Intermediate Fund:

Under normal market conditions, at least 80% of the income from the Fund will be exempt from federal income tax. Securities that generate income subject to alternative minimum tax may be included in the 80%.

Under current law, "concentrate means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law, the Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

Nonfundamental Investment Restrictions

The Board of Trustees/Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) Each Portfolio may not purchase common stocks, preferred stocks, warrants, or other equity securities.

(2) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

(3) Each Portfolio may not sell securities short, purchase securities on margin, or write or purchase put or call options, except as permitted in connection with transactions in futures contracts and options thereon. The Portfolio reserves the right to purchase securities with puts attached or with demand features.

(4) Each Portfolio may not invest more than 35% of net assets in non-investment grade debt securities. Each Portfolio does not intend to invest more than 15% in non-investment grade debt securities.

(5) Each Portfolio may not purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.

(6) Long-Term only: Though nondiversified, the Portfolio does not intend to invest more than 15% of its assets in any one issuer.

(7) Each Portfolio may not purchase or sell a futures contract or an option thereon if immediately thereafter, the sum of the amount of initial margin deposits on futures and premiums on such options would exceed 5% of the Portfolio's total assets, based on net premium payments.

(8) Each Portfolio may not invest in puts or calls on a security, including straddles, spreads, or any combination, if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, exceeds 5% of the Portfolio's total assets.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order in good order. The customer orders will be priced at each Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. If share certificates have been issued, then the certificate must be delivered to the Funds' transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case another person later presents the original certificates. No certificates will be issued for fractional shares.

See the prospectus for more details on purchases and redemptions.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Fund should fail to qualify, it would be taxed as a corporation rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of December 31, 2004 were as follows:

Long-Term	$683,754
Vermont Municipal	$170,406
National Municipal	$0
California Limited-Term	$4,431

The Funds' dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax or state income tax for the respective state-specific Funds. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income ("AMT") for the purpose of determining liability (if any) for individuals and for corporations. Each Fund's dividends derived from taxable interest and distributions of capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders. It is possible that the Internal Revenue Service could rule that a municipal securities offering previously acquired by a Fund fails to qualify for tax-exempt treatment. In this event, the Fund may distribute a higher amount of taxable income in that year than it had intended to pay out.

A shareholder may also be subject to state and local taxes on dividends and distributions from the Funds. Shareholders will be notified of the income earned from the obligations of each state and territory as a percentage of the total interest income earned. A Fund will also notify shareholders annually about the federal tax status of dividends and distributions paid by the Fund and the amount of dividends withheld, if any, during the previous year.

The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in a Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occuring in the Funds: (a) the shareholder's name, address, account number, and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund/Portfolio identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

NET ASSET VALUE

The public offering price of the shares of each Portfolio is the respective net asset value per share. The net asset value per share of each Portfolio is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares of the Portfolio outstanding. Expenses are accrued daily, including the investment advisory fee. The net asset values of the Portfolios fluctuate based on the respective market value of the Portfolios' investments. The net asset value per share of each Portfolio is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Below is a specimen price-make-up sheet showing how each Portfolio calculates the total offering price per share.

Net Asset Value and Offering Price Per Share, as of December 31, 2004:
Long-Term
Net asset value per share	$16.64
($63,310,476/3,804,884 shares)
Maximum sales charge	$0.65
(3.75% of offering price)
Offering price per share	$17.29

Vermont Municipal
Net asset value per share	$15.98
($51,655,362/3,233,277 shares)
Maximum sales charge	$0.62
(3.75% of offering price)
Offering price per share	$16.60

National Municipal
Net asset value per share	$10.95
($80,244,380 /7,330,738 shares)
Maximum sales charge	$0.31
(2.75% of offering price)
Offering price per share	$11.26

California Limited-Term
Net asset value per share	$10.42
($22,159,737 / 2,127,067 shares)
Maximum sales charge	$0.11
(1.00% of offering price)
Offering price per share	$10.53

CALCULATION OF YIELD AND TOTAL RETURN

TOTAL RETURN AND OTHER QUOTATIONS

From time to time, the Portfolios advertise their "total return." Total return is historical in nature and is not intended to indicate future performance. Total return differs from yield in that yield figures measure only the income component of a Portfolio/Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Portfolio/Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period. Total return is a computation of the Portfolio's dividend yield plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations, including returns after taxes, reflect the deduction of the Portfolio's maximum sales charge ("return with maximum load"), except quotations of "return without maximum load," which do not deduct the sales charge. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for "return with maximum load", P=a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages.

Total return before taxes is computed according to the following formula:

P(1 +T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable).

Total return after taxes on distributions is computed according to the following formula:

P(1 +T)n = ATV D

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATV D = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 +T)n = ATV DR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATV DR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.

See the Prospectus for the Portfolios' standardized (with maximum load) performance results for the periods ending December 31, 2004.

Average annual total returns without maximum load for the periods ending December 31, 2004 are as follows:

Before Taxes W/O Max. Load
Long-Term
One Year	2.20%
Five Years	6.80%
Ten Years	6.08%

Vermont Municipal
One Year	2.44%
Five Years	5.95%
Ten Years	5.60%

National Municipal
One Year	1.94%
Five Years	5.87%
Ten Years	5.73%

California Limited-Term
One Year	1.12%
Five Years	4.79%
Ten Years	4.99%

YIELD

The Portfolios also advertise, from time to time, their "yield" and "tax equivalent yield." As with total return, both yield quotations are historical and are not intended to indicate future performance. "Yield" quotations refer to the aggregate imputed yield-to-maturity of each Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. Each Portfolio's yield is computed according to the following formula:

Yield = 2[(a-b/cd+1)6-1]

where a = dividends and interest earned during the period using the aggregated imputed yield-to-maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal a Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

For the thirty-day period ended December 31, 2004 the yields were:

	SEC 30-Day	Tax-equivalent Yield (assumes 35% federal bracket)
	Yield
Long-Term	3.66%	5.63%
Vermont Municipal	3.07%	4.72%
National Municipal	2.67%	4.11%
California Limited-Term	1.54%	2.37%

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

TRUSTEES/DIRECTORS AND OFFICERS

The Calvert Tax-Free Reserves ("CTFR" or the "Trust") Board of Trustees and the Calvert Municipal Fund, Inc. ("Municipal Fund") Board of Directors (collectively, "Trustees/Directors") supervise the Funds' activities and review contracts with companies that provide services to the Funds. Business information is provided below about the Trustees/Directors. "Disinterested" or "Independent" Trustees/Directors refers to those Trustees/Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships

INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. Age: 56	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	20
FRANK H. BLATZ, JR., Esq. Age: 69	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
DOUGLAS E. FELDMAN, M.D. Age: 56	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA Age: 72	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. Age: 56	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc. 2002.	22	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT Age: 59	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
ARTHUR J. PUGH Age: 67	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK* Age: 52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
DAVID R. ROCHAT* Age: 67	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq.* Age: 56	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	25	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN WALKER BENDER, Esq. Age: 46	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY Age: 40	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. Age: 36	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI Age: 45	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT Age: 31	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB Age: 55	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES Age: 54	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 40	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. Age: 34	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL, Esq. Age: 52	Officer	2005	Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
CATHERINE P. ROY Age: 49	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. Age: 57	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA Age: 52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA Age: 43	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of both CTFR and Municipal Fund since she is an Officer and Director of the Funds' Advisor and its affiliates. Mr. Silby is an interested person of CTFR and Municipal Fund since he is a Director of the parent company of the Funds' Advisor. Mr. Rochat is an interested person of CTFR and Municipal Fund since he is an Officer and Director of the Funds' Advisor.

The address of the Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except for Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees/Directors and Officers of CTFR or Municipal Fund as a group own less than 1% of each Fund's outstanding shares.

Each Board has three standing Committees. The Investment Policy Committee addresses the policies and strategies of the Advisor and reviews compliance matters. Ms. Krumsiek and Messrs. Rochat, Gavian, Guffey and Silby comprise the Investment Policy Committee. The Governance Committee deals with matters of fund governance, including policies on Trustee/Director compensation, and Board and Committee structure and responsibilities; the functions of the Governance Committee of each Board also include those of a nominating committee, i.e., initiation and consideration of nomination for the appointment or election of disinterested Trustees/Directors of the respective Board. The Disinterested Trustees/Directors (Ms. Kruvant and Messrs. Baird, Blatz, Feldman, Gavian, Guffey, and Pugh) comprise the Governance Committee. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Funds' financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Messrs. Pugh, Baird, Blatz, Feldman, and Ms. Kruvant comprise the Audit Committee. The Investment Policy and Governance Committees each met four times during the past fiscal year and the Audit Committee met five times.

The Trustees/Directors owned shares in the Funds and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2004:

Long-Term
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Disinterested Trustees
Richard L. Baird, Jr.	$1-$10,000	> $100,000
Frank H. Blatz, Jr.	None	> $100,000
Douglas E. Feldman	None	$50,001 - $100,000
Peter W. Gavian	None	> $100,000
John G. Guffey, Jr.	$50,001 - $100,000	> $100,000
M. Charito Kruvant	None	> $100,000
Arthur J. Pugh	None	> $100,000
Interested Trustees
Barbara J. Krumsiek	None	> $100,000
David R. Rochat	None	> $100,000
D. Wayne Silby	None	> $100,000

Vermont Municipal
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Disinterested Trustees
Richard L. Baird, Jr.	None	> $100,000
Frank H. Blatz, Jr.	None	> $100,000
Douglas E. Feldman	None	$50,001- $100,000
Peter W. Gavian	None	> $100,000
John G. Guffey, Jr.	None	> $100,000
M. Charito Kruvant	None	> $100,000
Arthur J. Pugh	None	> $100,000
Interested Trustees
D. Wayne Silby	None	> $100,000
Barbara J. Krumsiek	None	> $100,000
David R. Rochat	$10,001 - $50,000	> $100,000

National Municipal
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Disinterested Directors
Richard L. Baird, Jr.	None	> $100,000
Frank H. Blatz, Jr.	None	> $100,000
Douglas E. Feldman	None	$50,001 - $100,000
Peter W. Gavian	None	> $100,000
John G. Guffey, Jr.	> $100,000	> $100,000
M. Charito Kruvant	None	> $100,000
Arthur J. Pugh	None	> $100,000
Interested Directors
Barbara J. Krumsiek	None	> $100,000
David R. Rochat	None	> $100,000
D. Wayne Silby	None	> $100,000

California Limited-Term

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Disinterested Directors
Richard L. Baird, Jr.	None	> $100,000
Frank H. Blatz, Jr.	None	> $100,000
Douglas E. Feldman	None	$50,001 - $100,000
Peter W. Gavian	None	> $100,000
John G. Guffey, Jr.	None	> $100,000
M. Charito Kruvant	None	> $100,000
Arthur J. Pugh	None	> $100,000
Interested Directors
Barbara J. Krumsiek	None	> $100,000
David R. Rochat	None	> $100,000
D. Wayne Silby	None	> $100,000

Trustees/Directors not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any Fund in the Calvert Family of Funds through the Deferred Compensation Plan. Management believes this will have a negligible effect on the Funds' assets, liabilities, net assets, and net income per share.

Trustee Compensation Table
Calvert Tax-Free Reserves
Fiscal Year 2004 (unaudited numbers)	Aggregate Compensation from Registrant (all Portfolios) for Service as Trustee (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	Total Compensation from Registrant and Fund Complex paid to Trustee** for services as Trustee
Disinterested Trustees
Richard L. Baird, Jr.	$19,272	$9,636	$56,708
Frank H. Blatz, Jr.	$19,220	$19,220	$60,029
Douglas E. Feldman	$20,202	$0	$45,106
Peter W. Gavian	$20,543	$0	$46,201
John G. Guffey, Jr.	$17,120	$6,848	$70,040
M. Charito Kruvant	$19,564	$11,738	$60,988
Arthur J. Pugh	$20,200	$0	$62,201
Interested Trustees
Barbara J. Krumsiek	$0	$0	$0
David R. Rochat	$0	$0	$0
D. Wayne Silby	$17,431	$13,945	$89,312
Director Compensation Table Calvert Municipal Fund
Fiscal Year 2004 (unaudited numbers)	Aggregate Compensation from Registrant (all Funds) for Service as Director (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	Total Compensation from Registrant and Fund Complex paid to Director ** for services as Director
Disinterested Directors
Richard L. Baird, Jr.	$359	$359	$56,708
Frank H. Blatz, Jr.	$718	$718	$60,029
Douglas E. Feldman	$753	$0	$45,106
Peter W. Gavian	$766	$0	$46,201
John G. Guffey, Jr.	$635	$254	$70,040
M. Charito Kruvant	$730	$438	$60,988
Arthur J. Pugh	$753	$0	$62,201
Interested Directors
Barbara J. Krumsiek	$0	$0	$0
David R. Rochat	$0	$0	$0
D. Wayne Silby	$647	$518	$89,312

* Certain Trustees/Directors have chosen to defer a portion of their compensation. As of December 31, 2004, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, for these Trustees/Directors was: Baird $33,887.81; Blatz $1,376,722.24; Gavian $248,172.45; Guffey $202,302.39; Kruvant $257,728.58; Pugh $356,997.56; and Silby $204,097.58.

** As of December 31, 2004, the Fund Complex consisted of ten (10) registered investment companies.

INVESTMENT ADVISOR

The Funds' investment advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group, Ltd., which is a controlled subsidiary of Ameritas-Acacia Mutual Holding Company.

Under the Investment Advisory Agreements with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of each Board of Trustees/Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Funds pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Trustees/Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, each Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Funds' uninvested cash balances. These credits are used to reduce Fund expenses. In California Limited-Term, where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. Each Board of Trustees/Directors will periodically review the balances under the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Fund shareholders.

Under the Investment Advisory Agreements, the Advisor receives from each Fund an annual fee, payable monthly, of .60% of the first $500 million of the Fund's average daily net assets, .50% of the next $500 million of such assets, and .40% of all such assets over $1 billion.

The Advisor reserves the right (i) to waive all or a part of its fee; (ii) to reimburse a Fund for expenses; and (iii) to compensate, at its expense, broker-dealers in consideration of their promotional or administrative services.

The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:

	2002	2003	2004

Long-Term	$411,521	$501,255	$399,126
Vermont Municipal	$316,016	$314,560	$310,525
National Municipal	$479,737	$526,236	$495,556
California Limited-Term	$171,095	$169,904	$135,684

California Limited-Term received expense reimbursements from the Advisor in the following amounts for the past three fiscal years:

2002	2003	2004
$0	$0	$15,500

In evaluating the Investment Advisory Agreements, the Boards of Trustees/Directors received and considered on a Fund-by-Fund basis a variety of information relating to the Funds and the Advisor. The disinterested Trustees/Directors reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees/Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of these agreements.

In reapproving the Investment Advisory Agreements, each Board of Trustees/Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Trustees/Directors also took into account similar information provided periodically throughout the previous year by the Advisor. In the course of their deliberations regarding the Investment Advisory Agreements, the Trustees/Directors considered on a Fund-by-Fund basis the following factors, among other things: the nature and quality of the services provided by the Advisor; the Advisor's administrative capabilities including its ability to supervise the other service providers for each Fund; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Funds; the effect of each Fund's growth and size on the Fund's performance and expenses and any potential for economies of scale; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest. The Trustees/Directors also took into account the Advisor's current undertakings to maintain expense limitations for California Limited-Term. In reviewing the overall profitability of the advisory fee to the Funds' Advisor, each Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation.

In reapproving the Investment Advisory Agreements, each Board of Trustees/Directors, including the Disinterested Trustees/Directors, did not identify any single factor as controlling.

Conclusions

The Trustees/Directors reached the following conclusions regarding each Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the applicable Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees/Directors determined that approval of the applicable Investment Advisory Agreement would be in the best interests of the respective Fund and its shareholders.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund's Portfolio Managers, identified in the applicable Prospectus of the Fund, is provided below.

A. Other Accounts Managed by Portfolio Managers of the Funds

The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

Tom Dailey

Accounts Managed other than Long-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$3,114,222,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than Vermont Municipal as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$3,125,811,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than National Municipal as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$3,097,223,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than California Limited-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$3,155,383,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Gary Miller
Accounts Managed other than Long-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	2	0	5
Total Assets in Other Accounts Managed	$102,445,000	$0	$25,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than National Municipal as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	2	0	5
Total Assets in Other Accounts Managed	$85,446,000	$0	$25,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than California Limited-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	2	0	5
Total Assets in Other Accounts Managed	$143,606,000	$0	$25,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Dan Hayes
Accounts Managed other than Long-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	0	4
Total Assets in Other Accounts Managed	$154,160,000	$0	$224,921
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than Vermont Municipal as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	0	4
Total Assets in Other Accounts Managed	$165,749,000	$0	$224,921
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than National Municipal as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	0	4
Total Assets in Other Accounts Managed	$137,160,000	$0	$224,921
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Accounts Managed other than California Limited-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	0	4
Total Assets in Other Accounts Managed	$195,320,000	$0	$224,921
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Emmett Long
Accounts Managed other than Vermont Municipal as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B. Potential Conflicts of Interest in Managing a Fund and Other Accounts

The following describes material conflicts of interest as of December 31, 2004 which may potentially arise in connection with the management of a Fund's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Funds" above.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

C. Compensation of Portfolio Managers of the Funds

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Funds" above.

Tom Dailey, Gary Miller & Dan Hayes

The following compensation information is identical with respect to Long Term, National Municipal and California Limited-Term, as well as the respective Other Accounts listed above in relation to these Funds and managed by each of the identified Portfolio Managers.
Compensation with Respect to Management of Long Term, National Municipal, California Limited-Term and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.
Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Funds managed relative to the respective passive index shown in each Fund's prospectus.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Tom Dailey, Dan Hayes & Emmett Long
Compensation with Respect to Management of Vermont Municipal and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.
Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Funds managed relative to the respective passive index shown in each Fund's prospectus.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D. Securities Ownership of Portfolio Managers of the Funds

With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2004 in the Fund(s) managed by that individual. The securities were valued as of December 31, 2004. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Dollar Range of Equity Securities in Fund Owned by Portfolio Manager as of December 31, 2004
Name of Portfolio Manager	Long-Term	Vermont Municipal	National Municipal	California Limited-Term

Tom Dailey	None	None	None	None
Gary Miller	None	N/A	None	None
Dan Hayes	None	None	None	None
Emmett Long	N/A	None	N/A	N/A

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives from CTFR an aggregate annual fee of $80,000, allocated among the CTFR Portfolios (excluding CTFR Money Market) based on average daily net assets. CASC receives from each Fund of the Municipal Fund (National Municipal and California Limited-Term) a fee of .10% of their respective average annual net assets.

The administrative service fees paid by the Funds to CASC for the past three fiscal years were:

	2002	2003	2004

Long-Term	$0	$3,239	$3,241
Vermont Municipal	$0	$2,043	$2,531
National Municipal	$72,451	$87,709	$82,611
California Limited-Term	$21,009	$28,299	$22,621

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and transactions. CSSI may contract, at the Fund's expense, with third party subagents to provide recordkeeping and subaccounting services to the Funds.

The following chart shows the shareholder servicing fees paid to CSSI by the Funds for the past three fiscal years:

	2002	2003	2004
Long-Term	$3,942	$4,337	$4,184
Vermont Municipal	$4,492	$4,625	$4,516
National Municipal	$7,035	$7,568	$7,533
California Limited-Term	$2,670	$2,621	$2,622

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND CUSTODIANS

KPMG LLP served as independent registered public accountants for the Funds for fiscal years 2002 through 2004. For fiscal years prior to 2002, the Funds used other auditors. State Street Bank & Trust Company, N.A. serves as custodian of the Funds' investments. M&T Bank also serves as custodian of certain of the Funds' cash assets. The custodians have no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Funds. CDI is an affiliate of the Funds' Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the 1940 Act, Long-Term, National Municipal, and California Limited-Term have each adopted Distribution Plans (the "Plans") which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. (Vermont Municipal has not adopted a Plan). Such expenses may not exceed, on an annual basis, .35% of Long-Term's average daily net assets, and .25% of National Municipal's and California Limited-Term's respective average daily net assets.

The Plans were approved by the respective Board, including the Trustees/Directors who are not "interested persons" of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. In establishing the Plans, the Trustees/Directors considered various factors including the amount of the distribution expenses. The Trustees/Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund/Portfolio and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the non-interested Trustees/Directors who have no direct or indirect financial interest in the Plans or by vote of a majority of the outstanding shares of the Fund/Portfolio. Any change in the Plans that would materially increase the distribution cost to the Fund/Portfolio requires approval of the shareholders of the affected Fund/Portfolio; otherwise, the Plans may be amended by the Trustees/Directors, including a majority of the non-interested Trustees/Directors as described above.

Each Plan will continue in effect for successive one-year terms provided that such continuance is annually approved by (i) the vote of a majority of the Trustees/Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees/Directors.

As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and Plan expenses (paid by the Funds as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. Currently, the Advisor, CDI and/or their affiliates have special arrangements regarding one or more Calvert Funds with the following firms: American Express, Merrill Lynch, Citigroup Global Markets, Morgan Stanley, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services and Wachovia Securities. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker-dealer has an incentive to recommend Fund shares to its customers. The Advisor does not use Fund brokerage to compensate broker/dealers for the sale of Fund shares. For the fiscal year ended December 31, 2004, the Advisor, CDI and/or their affiliates paid to broker/dealers from their own resources a total of $539,526 in distribution expenses for all funds in the Calvert Group.

The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Funds' securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of the Funds. These fees are paid pursuant to each applicable Fund's Plan.

The Plan Expenses paid by Long-Term to CDI for the fiscal year ended December 31, 2004, were spent for the following purposes:

Compensation to broker-dealers	$59,869
Compensation to sales personnel	$0
Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Interest, financial charges	$0
Other	$0
Total Paid to CDI	$59,869

National Municipal and California Limited-Term did not pay any Plan expenses during fiscal year 2004.

Long-Term and Vermont Municipal

Shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	Offering	net amount	Brokers as a % of
Investment	Price	Invested	offering price

Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

National Municipal

Shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	Invested	offering price

Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 but less than $500,000	1.25%	1.27%	0.95%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

California Limited-Term

Shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	Invested	offering price

Less than $50,000	1.00%	1.01%	1.00%
$50,000 but less than $100,000	0.75%	0.76%	1.00%
$100,000 but less than $250,000	0.50%	0.50%	1.00%
$250,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions), and the amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were as follows:

	2002	2003	2004
	Gross/Net	Gross/Net	Gross/Net
Long-Term	$46,844/$27,355	$59,944/$30,664	$28,494/$14,165
National Municipal	$51,677/$26,079	$44,014/$22,429	$37,774/$17,107
Vermont Municipal	$40,977/$27,506	$35,066/$26,105	$22,789/$13,271
California Limited-Term	$27,645/$11,507	$22,579/$8,180	$2,139 /$497

Fund Trustees/Directors and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups are exempt due to economies of scale in distribution. See the Prospectus for the additional share purchase information.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Advisor makes investment decisions and the choice of brokers and dealers under the direction and supervision of each Board of Trustees/Directors.

Broker-dealers who execute portfolio transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, etc., market familiarity, reliability, integrity, and financial condition, subject to the Advisor's obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

For the last three fiscal years, total brokerage commissions paid by the Funds were as follows:

	2002	2003	2004
Long-Term	$0	$0	$4,015
Vermont Municipal	$0	$0	$2,993
National Municipal	$0	$0	$1,751
California Limited-Term	$0	$0	$0

The brokerage commissions paid with respect to Long-Term, Vermont Municipal and National Municipal have increased in the last fiscal year due to the initiation of trading in Treasury futures.

None of the Funds paid brokerage commissions to affiliated persons in the last three fiscal years.

The Advisor selects brokers on the basis of best execution. In some cases it selects brokers that provide research and research-related services to it. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor may also provide selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor, the Funds or other accounts managed by it will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert Funds and managed accounts.

For the fiscal year ended December 31, 2004, no brokerage commissions were allocated by the Advisor for soft dollar research services relating to Long-Term, Vermont Municipal or National Municipal.

The portfolio turnover rates for the last two fiscal years were as follows:

	2003	2004
Long-Term	219%	151%
Vermont Municipal	26%	15%
National Municipal	52%	40%
California Limited-Term	98%	16%

The significantly lower turnover rates for Long-Term and California Limited-Term in the last fiscal year are due to changes in investment strategy for Long-Term and conversion of California Limited-Term from an intermediate fund to a limited-term fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity fund's top ten portfolio holdings disclosed in the fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Funds' Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Fund's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by each Fund's Board of Trustees/Directors. The Board of Trustees/Directors shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities with which there is an ongoing arrangement to make available non-public information about a Fund's portfolio securities (on a quarterly basis, but no more frequently than monthly, with a 15 day lag): (1) ratings and ranking agencies, such as Morningstar and Lipper; (2) institutional investment consultants (organizations which utilize Fund holdings data and characteristics to screen investment firms for their institutional clients); (3) institutional investors and/or clients, where such information is requested as part of the client's due diligence review of the investment firm; and (4) the Fund's service providers, such as the Advisor, auditors, custodians, counsel to the Fund or the non-interested Trustees/Directors, pricing services and proxy voting services. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Funds' investment personnel to invest in securities that maybe purchased or held by the Funds. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to Fund securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES/DIRECTORS

Any shareholder who wishes to send a communication to the Board of Trustees/Directors of a Calvert Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees/Directors.

In its function as a nominating committee, the Governance Committee of each Board of Trustees/Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee/Director. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee/Director may request the Fund's Policy for the Consideration of Trustee/Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee/Director or to a Committee of the Fund's Board of Trustees/Directors, then the communication should be specifically addressed to such individual Trustee/Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees/Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee/Director or to the Committee, as applicable.

GENERAL INFORMATION

CTFR and Municipal Fund are open-end management investment companies. Long-Term and Vermont Municipal are non-diversified series of CTFR, which was organized as a Massachusetts business trust on October 20, 1980. The other series of CTFR are the Money Market Portfolio and Limited-Term Portfolio. National Municipal and California Limited-Term are non-diversified series of Municipal Fund, a Maryland corporation organized on February 4, 1992. CTFR's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Fund offers one class of shares. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to the series available for distribution.

CTFR and Municipal Fund are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees/Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2005, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the Funds as shown:
Fund Name	% of Ownership
Name & Address

Long-Term
General (Retired) Colin L. Powell or Alma J. Powell JTWROS	21.99%
McLean, VA

Vermont Municipal
A.G. Edwards & Sons, Inc.	5.85%
FBO Lynn Weaver Tidman
St. Louis, MO

National Municipal
Charles Schwab & Co Inc.	16.98%
Reinvest. Acct.
San Francisco, CA

Robert P. Taishoff TTEE	8.04%
U/A 06/02/98
Lawrence B Taishoff Flint Trust
Annapolis, MD

California Limited-Term
James J. Bochnowski & Janet A. Bochnowski Comm. Property	9.02%
Atherton, CA

MFPF&S For the Sole Benefit of Its Customers	8.82%
Jacksonville, FL

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Shareholder ServiceS
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT rEGISTERED pUBLIC aCCOUNTANTS
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania, 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

    Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
    Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
    Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

  CORPORATE GOVERNANCE

    Board and Governance Issues

    Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.
    Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

    Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

    Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

    Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

    Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

    Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

    Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

    Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

    Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

    Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

    Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

    Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

    Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

    Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

    Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.
    Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

    Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

    Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

    Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

    Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

    Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

    Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

    Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

    Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

    Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

    Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

    Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

    Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

    Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

    Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.
    CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

    Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.
    Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C. Workplace Issues

    Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

    Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

    Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

    Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

    Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

    Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

    Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

    Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

    Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

    Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

    Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

    Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

    Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

    Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

    Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

    Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

APPENDIX B

Municipal Obligations

Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.

Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Tax-exempt private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations both within a particular classification and among classifications.

Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.

Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings (source: Standard & Poor's)

Long-Term Issuer Credit Ratings:

AAA - An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by Standard & Poor's.

AA - An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC, and CC:

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.
B - An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC - An obligor rated 'CCC' is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligor rated 'CC' is currently highly vulnerable.

Plus (+) or minus (-):

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R - An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D - An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R. - An issuer designated N.R. is not rated.

Short-Term Issue Credit Ratings (Notes)

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Short-Term Issuer Credit Ratings

A-1 An obligor rated 'A-1' has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated 'A-2' has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated 'A-3' has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B An obligor rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C An obligor rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

Municipal Long-Term Rating Definitions (source: Moody's Investors Service)

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa Issuers or issues rated B demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated B demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C Issuers or issues rated B demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The

Modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2

Indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short-Term Debt And Demand Obligation ratings (source: Moody's Investors Service)

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through

MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative

Grade. MIG ratings expire at the maturity of the obligation.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

APPENDIX C

LETTER OF INTENT

Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

__ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 5% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

From the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

Upon expiration of this Letter, if the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will debit the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)